Exhibit 10.41

Confidential	EXECUTION COPY

AMENDMENT NO. 7 TO COLLABORATION

AND OPTION AGREEMENT

This Amendment No. 7 to the Agreement (this “Amendment No. 7”) is entered into as of March 19, 2015 (the “Amendment Effective Date”) by and between Cytokinetics, Incorporated (“Cytokinetics” or “CK”), a Delaware corporation, having its principal place of business at 280 East Grand Ave., South San Francisco, California 94080 and Amgen Inc., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320 (“Amgen”).

WHEREAS, Cytokinetics and Amgen are parties to that certain Collaboration and Option Agreement dated December 29, 2006, as amended (the “Agreement”);

WHEREAS, the Parties are conducting a Research Program and wish to extend such program through December 31, 2015;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CK and Amgen, intending to be legally bound, agree to amend the Agreement as set forth below.

1.	Definitions. Capitalized terms used herein and not otherwise defined have the meaning ascribed in the Collaboration Agreement.

2.	Extension of Research Program. The Research Program will be extended through December 31, 2015. During 2015, Amgen will support [***] Cytokinetics FTE at the 2015 FTE Rate of [***]. The current Research Plan is attached as Exhibit A.

3.	Additional Milestones. The following is hereby added as Section 13.3.10:

Amgen shall pay CK the amounts set forth in Table 13.3.10 below on [***] occurrence of the following events with respect to [***] that achieves any such milestone within the Collaboration:

Table 13.3.10
Milestone Event	Amount Payable
[***]	[	***]
[***]	[	***]

*	For purposes of clarity, [***].

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amgen contract no. 200625165-040

Confidential	EXECUTION COPY

(a) [***] Development Plan or Development Program [***] by the JRC for evaluation by the JDC pursuant to Section [***].

(b) [***] Amgen under Sections [***], regardless of the [***].

(c) [***] milestone in Table 13.3.10 [***] Compound.

Except as expressly set forth herein, all of the terms and conditions of the Agreement will remain in full force and effect. This Amendment No. 7 constitutes the entire agreement between the Parties as to its subject matter, and supersedes and merges all prior negotiations, representations, agreements and understandings regarding the same.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 7 as of the Amendment Effective Date.

Cytokinetics, Inc.		Amgen Inc.

By:	/s/ Robert I. Blum	By:	/s/ Sean E. Harper
Name: Robert I. Blum		Name: Sean E. Harper
Title: President and CEO		Title: EVP Research & Development

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amgen contract no. 200625165-040	Page 2 of 3

Confidential	EXECUTION COPY

EXHIBIT A

Research Plan

[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amgen contract no. 200625165-040	Page 3 of 3